RIDGEWORTH FUNDS
Supplement dated February 11, 2009 to the
RidgeWorth Funds Statement of Additional Information
Dated August 1, 2008 for the
RidgeWorth Aggressive Growth Stock Fund
RidgeWorth Emerging Growth Stock Fund
     Consistent with the other RidgeWorth Funds, effective immediately, the Trust’s website (www.ridgeworthfunds.com) will provide complete portfolio holdings as of the end of the most recent month for the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund on the 15th day of each month (or on the next business day should the 15th be other than a business day).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-108